JOHN HANCOCK FINANCIAL INDUSTRIES FUND

  Supplement to the Statement of Additional Information dated September 3, 1996





A paragraph is added to the end of the "Investment Objective and Policies" section of the Statement of Additional Information as follows:


      The Fund currently uses a strategy of investing in banks, finance companies, brokerage firms, financial technology companies, asset management companies and insurance companies that are, in the opinion of the Fund's management team, currently underfollowed and/or underpriced, in consolidating or restructuring industries, or in a position to benefit from regulatory changes. This strategy can be changed at any time.









January 27, 1997

70SAI-S-1/97